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                                                                   EXHIBIT 10.11





                             TOPTIER SOFTWARE, INC.

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                               VOTING AGREEMENT

                               October 27, 1999

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                               VOTING AGREEMENT

          THIS VOTING AGREEMENT (this "Agreement"), by and among TopTier Software, Inc. (the "Company"), and the investors listed on SCHEDULE A hereto
                                                            ----------
(collectively, the "Investors") is entered into on this 27th day of October, 1999.

          WHEREAS, the parties have agreed that, in connection with the purchase by certain of the Investors of shares of the Company's Series D Preferred Stock the parties hereto agree that the Board of Directors of the Company shall be constituted as follows: (i) the holders of a majority of the shares of Series A Preferred Stock, voting separately as a single class, shall be entitled to elect two (2) directors (the "Series A Directors"), (ii) the holders of a majority of the shares of Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, shall be entitled to elect two (2) directors (the "Series B and C Directors"), (iii) the holders of a majority of the Shares of Series D Preferred Stock, voting separately as a single class, shall be entitled to elect one (1) director (the "Series D Director") and (iv) the remaining director shall be elected by the holders of a majority of the outstanding shares of Common Stock of the Company (the "Common Stock"), Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, voting together as a single class.

                NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

          1.   AGREEMENT TO VOTE.
               -----------------

               (a) Each of the Investors agree to vote all of the shares of capital stock of the Company at a regular or special meeting of shareholders (or by written consent) now or hereafter acquired by it in accordance with the provisions of this Agreement.

               (b) Each of the holders of Common Stock, if any, agree to vote all of the shares of capital stock of the Company at a regular or special meeting of shareholders (or by written consent) now or hereafter acquired by him or her in accordance with the provisions of this Agreement.

          2.   BOARD SIZE. Each of the holders of Common Stock and the Investors
               ----------
shall vote at each regular or special meeting of shareholders (and each written consent in lieu thereof) all of its, his or her shares of Company capital stock to ensure that the size of the Company's Board of Directors shall be set and remain at six (6) directors.

          3.   ELECTION OF THE SERIES A DIRECTORS. On all matters relating to
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the election of the Series A Directors, each of the holders of Series A
Preferred Stock shall vote at a regular or special meeting of shareholders (or by written consent) all of their shares of capital stock to ensure that the Series A Directors shall be elected to the Board of Directors and the Series A Directors shall be the persons designated by the holders of a majority in interest of all of the shares of Series A Preferred Stock held by the Investors, and who initially shall be Shai Agassi and David Blumstein.
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          4.   ELECTION OF SERIES B AND C DIRECTORS. On all matters relating to
               ------------------------------------
the election of the Series B and C Directors, each of the holders of Series B Preferred Stock and Series C Preferred Stock shall vote at a regular or special meeting of shareholders (or by written consent) all of their shares of capital stock to ensure that the Series B and C Directors shall be elected to the Board of Directors and the Series B and C Directors shall be the person designated by the holders of a majority in interest of all of the shares of Series B Preferred Stock and Series C Preferred Stock held by the Investors, who initially shall be Jan Baan and Paul Baan.

          5.   ELECTION OF SERIES D DIRECTOR. On all matters relating to the
               -----------------------------
election of the Series D Director, each of the holders of Series D Preferred Stock shall vote at a regular or special meeting of shareholders (or by written consent) all of their shares of Company capital stock to ensure that the Series D Director shall be elected to the Board of Directors. The Series D Director shall be a person designated by the holders of a majority in interest of all the shares of Series D Preferred Stock held by the Investors, and who initially shall be

          6.   REMOVAL OF THE SERIES A DIRECTOR. On all matters relating to the
               --------------------------------
removal of the Series A Directors, each of the holders of Series A Preferred Stock shall vote at a regular or special meeting of shareholders (or by written consent) all of their shares of capital stock to ensure that any Series A Directors selected by holders of a majority in interest of all of the shares of Series A Preferred Stock held by the Investors for removal as the Series A Directors shall be so removed. Any such vacancy created by such removal shall be filled pursuant to paragraph 3 herein.

          7.   REMOVAL OF SERIES B AND C DIRECTORS. On all matters relating to
               -----------------------------------
the removal of the Series B and C Directors, each of the holders of Series B Preferred Stock and Series C Preferred Stock shall vote at a regular or special meeting of shareholders (or by written consent) all of their shares of capital stock to ensure that the Series B and C Directors selected by the holders of a majority in interest of all of the shares of Series B Preferred Stock and Series C Preferred Stock held by the Investor in the aggregate for removal as the Series B and C Directors shall be so removed. Any such vacancy created by such removal shall be filled pursuant to paragraph 4 herein.

          8.   REMOVAL OF SERIES D DIRECTOR. On all matters relating to the
               ----------------------------
removal of the Series D Director, each of the holders of Series D Preferred Stock shall vote at a regular or special meeting of shareholders (or by written consent) all of their shares of capital stock to ensure that the Series D Director selected by the holders of a majority in interest of all the shares of Series D Preferred Stock for removal as the Series D Director shall be so removed. Any such vacancy created by such removal shall be filled pursuant to paragraph 5 herein.

          9.   ELECTION AND REMOVAL OF THE REMAINING DIRECTOR. On all matters
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relating to the election of the remaining director, such remaining director shall be elected only by the vote of holders of a majority of the outstanding shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (voting together as a single class), such remaining director shall initially be _______ . On all matters relating to the removal of the remaining director, the remaining director shall be removed if the Series A Directors, the Series B and C Director and the Series D Directors unanimously approve the removal of the remaining director. Any vacancy created by such removal shall be filled pursuant to the first sentence of this paragraph 9.

          10.  COVENANTS OF THE COMPANY. The Company agrees to use its best
               ------------------------
efforts to ensure that the rights granted hereunder are effective and that the parties hereto enjoy the benefits thereof. Such actions include, without limitation, the use of the Company's best efforts to cause the nomination and election of the directors as provided above. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate or reasonably requested by the holders of a majority of the outstanding voting securities held by the parties hereto assuming conversion of all outstanding securities, in order to protect the rights of the parties hereunder against impairment.

          11.  NO LIABILITY FOR ELECTION OF RECOMMENDED DIRECTORS. Neither the
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Company nor the Investors, nor any officer, director, shareholder, partner, employee or agent of such party, if any, makes any representation or warranty as to the fitness or competence of the nominee of any party hereunder to serve on the Company's Board by virtue of such party's execution of this Agreement or by the act of such party in voting for such nominee pursuant to this Agreement.

          12.  GRANT OF PROXY. Should the provisions of this Agreement be
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construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and are irrevocable for the term of this Agreement.

          13.  SPECIFIC ENFORCEMENT. It is agreed and understood that monetary
               --------------------
damages would not adequately compensate an injured party for the breach of this Agreement by any party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

          14.  SUCCESSORS IN INTEREST.
               ----------------------

               (a) The provisions of this Agreement shall be binding upon the successors in interest to any of securities of the Company held by any party to this Agreement and their successors and assigns. The Company shall not permit the transfer of any of the securities on its books or issue new certificates representing any such securities unless and until the person(s) to whom such shares are to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person was a party hereunder.

               (b) Each certificate representing each of the securities shall bear a legend reading as follows:

                  "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO
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          THE TERMS OF A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED
          WITHOUT CHARGE FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THE VOTING AGREEMENT."

          15.  EXECUTION BY THE COMPANY. The Company, by its execution in the
               ------------------------
space provided below, agrees that it will cause the certificates evidencing the shares of capital stock subject to this Agreement to bear the legend required by
Section 14 herein, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing shares of capital stock of the Company upon written request from such holder to the Company at its principal office. The parties hereto do hereby agree that the failure to cause the certificates evidencing the shares of capital stock subject to this Agreement to bear the legend required by Section 14 herein and/or failure of the Company to supply, free of charge, a copy of this Agreement as provided under Section 14 shall not effect the validity or enforcement of this Agreement.

          16.  TERMINATION. This Agreement shall terminate upon the earlier of
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               (a)  the date the Company consummates a sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended, at a public offering price per share not less than $14.94 and an aggregate offering price of $20,000,000;

               (b) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company or a sale of all or substantially all of the assets of the Company.

          17.  CAPTIONS. The captions, headings and arrangements used in this
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Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

          18.  MANNER OF VOTING. The voting of shares pursuant to this Agreement
               ----------------
may be effected in person, by proxy, by written consent, or in any other manner permitted by applicable law.

          19.  STOCK SPLITS, STOCK DIVIDENDS, ETC. In the event of any issuance
               ----------------------------------
of shares of the Company's voting securities hereafter to any of the parties hereto (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), such shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 14.

          20.  AMENDMENTS AND WAIVERS. Any term hereof may be amended and the
               ----------------------
observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) the Company; (b) the Investors and their respective successors and assigns, holding at least a majority of the shares of Series A Preferred Stock, (b) the Investors and their respective successors and assigns, holding at least a majority of the shares of Series B Preferred Stock, (c) the Investors and their respective successors and assigns, holding at least a majority of the shares of Series C Preferred Stock and (d) the Investors and their respective successors and assigns, holding at least a majority of the shares of Series D Preferred Stock. Any amendment or waiver so effected shall be binding upon the Company, each such class of Investors, and all of their respective successors and assigns whether or not such party, assignee or other shareholder entered into or approved such amendment or waiver.

          21.  ENTIRE AGREEMENT. This Agreement is intended to be the sole
               ----------------
agreement of the parties as it relates to this subject matter.

          22.  ENFORCEABILITY/SEVERABILITY. The parties hereto agree that each
               ---------------------------
provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement shall nevertheless be held to be prohibited by or invalid under applicable law,
(a) such provision shall be invalid only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, and (b) the parties shall, to the extent permissible by applicable law, amend this Agreement, so as to make effective and enforceable the intent of this Agreement.

          23.  GOVERNING LAW. This Agreement shall be governed by and construed
               -------------
under the laws of the State of California as applied to contracts among California residents entered into and to be performed entirely within California.

          24.  COUNTERPARTS. This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          25.  SUCCESSORS AND ASSIGNS. The provisions hereof shall inure to the
               ----------------------
benefit of, and be binding upon, the successors and assigns of the parties hereto.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.

                                               COMPANY:

                                               TOPTIER SOFTWARE, INC.

                                               By: /s/ Shai Agassi
                                                  ---------------------------
                                               Name:   Shai Agassi
                                               Its:    President

                     [SIGNATURE PAGE TO VOTING AGREEMENT]
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FERMAN AG


By: /s/ Martin Lechner
   ---------------------------


QUICKSOFT, LTD.


By: /s/ Shai Agassi
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VANENBURG GROUP


By: /s/ Paul Baan
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INVESTORS:

PRIME ASSET MANAGEMENT A.G.


By: /s/ Stephan Rind
   --------------------------------------
                  Stephan Rind
                  Chief Executive Officer


By: /s/ Guido Krass
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                  Guido Krass


By: /s/ Shai Agassi
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                  Shai Agassi


By: /s/ Robert Osterrieth
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                  Robert Osterrieth


By: /s/ David Blumstein
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                  David Blumstein


SPARTA BETEILIGUNGEN AG


By: /s/ Sparta Beteil
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                  Sparta Beteil


PRE IPO AG


By: /s/ Felix Goedhart (CEO)
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                     [SIGNATURE PAGE TO VOTING AGREEMENT]